                                                                     Exhibit 4.2
================================================================================



                                WORLDCORP, INC.


                                      AND

             NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, Trustee



                         ------------------------------

                                   INDENTURE


                         Dated as of September 30, 1996

                         ------------------------------


                                  $10,000,000

                        10.00% Senior Subordinated Notes
                             due September 30, 2000



================================================================================

                         Reconciliation and tie between
                 the Trust Indenture Act of 1939 and Indenture,
                         dated as of September 30, 1996

Trust Indenture
 Act Section                                                Indenture Section
 ---------------                                            -----------------

(S) 310(a)(1).............................................................609
         (a)(2)...........................................................609
         (a)(3)................................................Not Applicable
         (a)(4)................................................Not Applicable
         (a)(5)......................................................608, 610
         (b).........................................................608, 610
         (c)...................................................Not Applicable
(S) 311(a)................................................................613
         (b)..............................................................613
(S) 312(a)........................................................701, 702(a)
         (b)...........................................................702(b)
         (c)..............................................................703
(S) 313(a)................................................................703
         (b)..............................................................703
         (c)..............................................................703
         (d)..............................................................703
(S) 314(a)..........................................................704, 1007
         (b)...................................................Not Applicable
         (c)(1)...........................................................102
         (c)(2)...........................................................102
         (c)(3)................................................Not Applicable
         (d)...................................................Not Applicable
         (e)..............................................................102
         (f)...................................................Not Applicable
(S) 315(a)................................................................601
         (b)..............................................................602
         (c)..............................................................601
         (d)..............................................................601
         (e)..............................................................514
(S) 316(a)................................................................101
         (a)(1)(A)........................................................512
         (a)(1)(B)........................................................513
         (a)(2)................................................Not Applicable
         (b)..............................................................508

(S) 317(a)(1).............................................................503
         (a)(2)...........................................................504
         (b).............................................................1003
(S) 318(a)................................................................107
         (c)..............................................................107


---------------------
* This table shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                  ARTICLE ONE
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.  Definitions................................................. 1
Section 102.  Compliance Certificates and Opinions........................ 8
Section 103.  Form of Documents Delivered to Trustee...................... 8
Section 104.  Acts of Holders............................................. 9
Section 105.  Notices, Etc., to Trustee and Company...................... 10
Section 106.  Notice to Holders; Waiver.................................. 11
Section 107.  Conflict with Trust Indenture Act.......................... 11
Section 108.  Effect of Headings and Table of Contents................... 12
Section 109.  Successors and Assigns..................................... 12
Section 110.  Separability Clause........................................ 12
Section 111.  Benefits of Indenture...................................... 12
Section 112.  Governing Law.............................................. 12
Section 113.  Legal Holidays............................................. 12
Section 114.  No Security Interest Created............................... 13

                                  ARTICLE TWO
                                 SECURITY FORMS

Section 201.  Forms Generally............................................ 13
Section 202.  Form of Trustee's Certificate of Authentication...........  13
Section 203.  Form of Face of Security................................... 14
Section 204.  Form of Reverse of Security................................ 15

                                 ARTICLE THREE
                                 THE SECURITIES

Section 301.  Title and Terms............................................ 19
Section 302.  Denominations.............................................. 19
Section 303.  Execution, Authentication, Delivery and Dating............. 19
Section 304.  Temporary Securities....................................... 20
Section 305.  Registration, Registration of Transfer and Exchange........ 21
Section 306.  Mutilated, Destroyed, Lost and Stolen Securities........... 22
Section 307.  Payment of Interest; Interest Rights Preserved............. 23
Section 308.  Persons Deemed Owners...................................... 24
Section 309.  Cancellation............................................... 24
Section 310.  Computation of Interest.................................... 24

                                 ARTICLE FOUR
                          SATISFACTION AND DISCHARGE

Section 401.  Satisfaction and Discharge of Indenture.................... 25
Section 402.  Application of Trust Money................................. 25

                                 ARTICLE FIVE
                                   REMEDIES

Section 501.  Events of Default.......................................... 25
Section 502.  Acceleration of Maturity; Rescission and
              Annulment.................................................. 27
Section 503.  Collection of Indebtedness and Suits for
              Enforcement by Trustee..................................... 28
Section 504.  Trustee May File Proofs of Claim........................... 29
Section 505.  Trustee May Enforce Claims Without Possession
              of Securities.............................................. 30
Section 506.  Application of Money Collected............................. 30
Section 507.  Limitation on Suits........................................ 30
Section 508.  Unconditional Right of Holders to Receive
              Principal and Interest..................................... 31
Section 509.  Restoration of Rights and Remedies......................... 31
Section 510.  Rights and Remedies Cumulative............................. 32
Section 511.  Delay or Omission Not Waiver............................... 32
Section 512.  Control by Holders......................................... 32
Section 513.  Waiver of Past Defaults.................................... 32
Section 514.  Undertaking for Costs...................................... 33
Section 515.  Waiver of Stay or Extension or Usury Laws.................. 33

                                  ARTICLE SIX
                                  THE TRUSTEE

Section 601.  Certain Duties and Responsibilities........................ 34
Section 602.  Notice of Defaults......................................... 35
Section 603.  Certain Rights of Trustee.................................. 35
Section 604.  Not Responsible for Recitals or Issuance of
              Securities................................................. 36
Section 605.  May Hold Securities........................................ 36
Section 606.  Money Held in Trust........................................ 37
Section 607.  Compensation and Reimbursement............................. 37
Section 608.  Disqualification; Conflicting Interests.................... 37
Section 609.  Corporate Trustee Required; Eligibility.................... 38
Section 610.  Resignation and Removal; Appointment of
              Successor.................................................. 38
Section 611.  Acceptance of Appointment by Successor..................... 39
Section 612.  Merger, Conversion, Consolidation or
              Succession to Business..................................... 40
Section 613.  Preferential Collection of Claims Against
              Company.................................................... 40
Section 614.  Appointment of Authenticating Agent........................ 40

                                 ARTICLE SEVEN
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.  Company to Furnish Trustee Names and Addresses
              of Holders................................................. 42
Section 702.  Preservation of Information; Communications to
              Holders.................................................... 42
Section 703.  Reports by Trustee......................................... 43
Section 704.  Reports by Company......................................... 43

                                 ARTICLE EIGHT
             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.  Company May Consolidate, Etc., Only on Certain Terms....... 43
Section 802.  Successor Substituted...................................... 44

                                 ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

Section 901.  Supplemental Indentures Without Consent of Holders......... 45
Section 902.  Supplemental Indentures With Consent of Holders............ 46
Section 903.  Execution of Supplemental Indentures....................... 47
Section 904.  Effect of Supplemental Indentures.......................... 47
Section 905.  Conformity with Trust Indenture Act........................ 47
Section 906.  Reference in Securities to Supplemental Indentures......... 47
Section 907.  Notice of Supplemental Indentures ......................... 47
Section 908.  Subordination Unimpaired................................... 48

                                  ARTICLE TEN
                                   COVENANTS

Section 1001. Payment of Principal and Interest.......................... 48
Section 1002. Company Existence; Maintenance of Office or
              Agency..................................................... 48
Section 1003. Money for Securities Payments to Be Held in
              Trust...................................................... 48
Section 1004. Limitation on Dividends and Other Distributions............ 50
Section 1005. Stock Repurchases.......................................... 50
Section 1006. Senior Indebtedness........................................ 50
Section 1007. Subordination.............................................. 50
Section 1008. Statement as to Compliance................................. 51

                                ARTICLE ELEVEN
                           PREPAYMENT OF SECURITIES

Section 1101. Optional Prepayment........................................ 51
Section 1102. Mandatory Prepayment....................................... 51
Section 1103. Applicability of Article................................... 52
Section 1104. Election to Prepay; Notice to Trustee...................... 52
Section 1105. Selection by Trustee of Securities to be Prepaid........... 52
Section 1106. Notice of Prepayment....................................... 52
Section 1107. Deposit of Prepayment Price................................ 53
Section 1108. Securities Payable on Prepayment Date...................... 53
Section 1109. Securities Prepaid in Part................................. 54

                                ARTICLE TWELVE
                                 SINKING FUND

Section 1201. Sinking Fund............................................... 54
Section 1202. Satisfaction of Sinking Fund Payments with Securities...... 54
Section 1203. Prepayment of Securities for Sinking Fund.................. 55

                                ARTICLE THIRTEEN
                          SUBORDINATION OF SECURITIES

Section 1301. Securities Subordinate to Senior Indebtedness.............. 55
Section 1302. Trustee and Holders of Securities May Rely on
              Certificate of Liquidating Agent; Trustee May
              Require Further Evidence as to Ownership of Senior Indebtedness; Trustee Not Fiduciary to Holders of
              Senior Indebtedness........................................ 58
Section 1303. Payment Permitted If No Default............................ 58
Section 1304. Trustee Not Charged with Knowledge of
              Prohibition................................................ 59
Section 1305. Trustee to Effectuate Subordination........................ 59
Section 1306. Rights of Trustee as Holder of Senior
              Indebtedness............................................... 59
Section 1307. Article Applicable to Paying Agents........................ 60

                                ARTICLE FOURTEEN
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

Section 1401. Immunity of Incorporators, Stockholders, Officers and
              Directors.................................................. 60

     INDENTURE, dated as of September 30, 1996, between WORLDCORP, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 13873 Park Center Road, Suite 490, Herndon, Virginia 20171, and Norwest Bank Minnesota, National Association, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its 10.00% Senior Subordinated Notes due September 30, 2000 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.  Definitions.
              -----------

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Asset Value" shall mean (A) the market value of the common stock of World Airways beneficially owned by the Company, the common stock of InteliData beneficially owned by the Company, the common stock of any other Subsidiary of the Company beneficially owned by the Company which is listed on an exchange or quoted on the Nasdaq National Market, and the Common Stock, in each case measured based on the monthly closing prices of each of the common stocks as listed on the New York Stock Exchange or the Nasdaq National Market, as the case may be, plus (B) the value of all other tangible assets of the Company calculated in accordance with GAAP consistently applied, measured based on the value of such assets as of the applicable date of calculation.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

     "Authorized Newspaper" means a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each Business Day therein.

     "Bankruptcy Laws" has the meaning specified in Section 501(7).

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board or any director or directors and/or officer or officers of the Company to whom that board or committee shall have duly delegated its authority.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" means any stock of any class of the Company that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, a Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at Northwest Bank of Minnesota, National Association, Corporate Trust Operations, P.O. Box 1517, Minneapolis, Minnesota 55480-1517.

     "Corporation" includes corporations, associations, companies and business trusts.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "GAAP" shall mean the generally accepted accounting principles at the time promulgated by the United States Financial Accounting Standards Board.


     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indebtedness" of any Person shall mean and include all obligations of such Person which in accordance with GAAP shall be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include all
(i) obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of property or assets, (ii) obligations secured by any lien or other charge to property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (iii) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property, (iv) guaranties, (v) capitalized rentals under any capitalized lease and (vi) any recourse obligations arising upon a sale of assets. Any Indebtedness extended or renewed, other than at the option of the obligor pursuant to the terms thereof, will be deemed to have been incurred at the time of such extension or renewal.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "InteliData" means InteliData Technologies Corporation, a Delaware corporation and successor by merger to US Order, Inc., a Delaware corporation and formerly a subsidiary of the Company.

     "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for prepayment or otherwise.

     "Officers' Certificate" means a certificate signed by at least two officers of the Company, one signature being that of the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and the other signature being that of the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

     "Old Notes" means the outstanding 10.00% Senior Subordinated Notes due September 30, 2000 issued by the Company, with an original aggregate principal amount of $10,000,000.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or prepayment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be prepaid, notice of such prepayment has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities that have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities, means the place or places where the principal of and interest on the Securities are payable as specified as contemplated by Section 301.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Prepayment Date", when used with respect to any Security to be prepaid, means the date fixed for such prepayment by or pursuant to this Indenture.

     "Purchase Agreement" means the Purchase Agreement, dated as of September 30, 1996, by and among the Company and the purchasers named therein.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the date specified for that purpose as contemplated by Section 301.

     "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee customarily performing corporate trust functions.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Senior Indebtedness" means at any date, (i) all Indebtedness of the Company for money borrowed from any institutional lender secured by any lien or other charge to the property or assets owned by the Company, whether created prior to, or after the date of the issuance of the Securities, including principal and interest on such Indebtedness and all other amounts due on or in connection with such Indebtedness including all charges, fees and expenses and
(ii) all interest on any Indebtedness referred to in clause (i) accruing during the pendency of any bankruptcy or insolvency proceeding, whether or not allowed thereunder. Notwithstanding the foregoing, Senior Indebtedness shall not include (a) Indebtedness which is pursuant to its terms or any agreement relating thereto or by operation of law subordinated or junior in right of payment or otherwise to any other Indebtedness of the Company, and (b) any Indebtedness which, when incurred and without respect to any election under
Section 1111(b) of the Federal Bankruptcy Code, is without recourse to the Company and (c) the Old Notes.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal or such installment of principal or interest on such Security is due and payable.

     "Subordinated Indebtedness" means any Indebtedness other than the Securities and the Old Notes that is not Senior Indebtedness. Subordinated Indebtedness shall include, without limitation, (a) the Company's 7% Convertible Subordinated Debentures due 2004 and (b) any Indebtedness of the Company to any Subsidiary of the Company.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities shall mean the Trustee with respect to Securities.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Vice President", when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     "Warrants" means the warrants, dated September 30, 1996 and expiring September 30, 2000, to acquire 120,000 shares of Common Stock issued to the original purchasers of the Securities and including additional warrants, issuable to such purchasers on October 1, 1997 and expiring on September 30, 2001, to acquire 40,000 shares of Common Stock and additional warrants, issuable to such purchasers on October 1, 1998 and expiring on September 30, 2002, to acquire 40,000 shares of Common Stock, which additional warrants will be issued only if certain market conditions set forth in the Purchase Agreement are met.

     "World Airways" means World Airways, Inc., a Delaware corporation and majority owned subsidiary of the Company.

Section 102.  Compliance Certificates and Opinions.
              ------------------------------------

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.  Form of Documents Delivered to Trustee.
              --------------------------------------

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion are based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.  Acts of Holders; Record Dates.
              -----------------------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Securities shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (e) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder of Securities made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of the Securities, only the Holders of Securities on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

     (f) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Any notice given or action taken by a Holder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Holders of each such different part.

Section 105.  Notices, Etc., to Trustee and Company.
              -------------------------------------

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trustee Administration, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument,

        Attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, registered or certified with postage prepaid, if mailed; when answered back if telexed; upon electronically confirmed receipt, if telecopied; and the next Business Day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next day delivery.

Section 106.  Notice to Holders; Waiver.
              -------------------------

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice to a Holder which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, registered or certified with postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next day delivery.

     In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to give notice of any event to Holders by mail when such notice is required to be given pursuant to any provision of this Indenture, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.  Conflict with Trust Indenture Act.
              ---------------------------------

     If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the Trust Indenture Act through the operation of Section 318(c) thereof, such imposed duties shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or shall be deemed to be so excluded, as the case may be.

Section 108.  Effect of Headings and Table of Contents.
              ----------------------------------------

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.  Successors and Assigns.
              ----------------------

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110.  Separability Clause.
              -------------------

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.  Benefits of Indenture.
              ---------------------

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent, the Holders and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.  Governing Law.
              -------------

     This Indenture and the Securities shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to its conflict of laws principles or rules, provided, however, that the rights, duties, standard of care and immunities of the Trustee in connection with the administration of its trust hereunder shall be governed by the laws of the State of New York.

Section 113.  Legal Holidays.
              --------------

     In any case where any Interest Payment Date, Prepayment Date, sinking fund payment date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Prepayment Date, sinking fund payment date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Prepayment Date, sinking fund payment date or Stated Maturity, as the case may be.

Section 114.  No Security Interest Created.
              ----------------------------

     Except as provided in Section 607 herein, nothing in this Indenture or in the Securities, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.


                                  ARTICLE TWO
                                 SECURITY FORMS

Section 201.  Forms Generally.
              ---------------

     The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any organizational document, any applicable law or with the rules of any securities exchange on which the Securities are listed or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

     The definitive Securities shall be printed, lithographed or engraved or may be produced in any other manner permitted by the rules of any securities exchange upon which the Securities may be listed all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202.  Form of Trustee's Certificate of Authentication.
              -----------------------------------------------

     This is one of the Securities therein referred to in the within-mentioned Indenture.

                                    Norwest Bank Minnesota, National
                                    Association, as Trustee



                                    By
                                        ---------------------------
                                          Authorized Officer

Section 203.  Form of Face of Security.
              ------------------------


                                WORLDCORP, INC.

                        10.00% SENIOR SUBORDINATED NOTE

                             Due September 30, 2000

                                _______________



Registered Note No. R-___                           September 30, 1996

$____________


     WorldCorp, Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________ or registered assigns, on the thirtieth day of September, 2000, the principal amount of ______________________________ Dollars ($__________) and to pay interest
(computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 10.00% per annum from the date hereof or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for until maturity, payable on March 31 and September 30 in each year, commencing on March 31, 1997, and at maturity, and to pay interest on overdue principal and (to the extent legally enforceable) on any overdue installment of interest at the rate of 12.00% per annum after maturity or the date due thereof, until paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Notice of a Special Record Date shall be given to Holders of Securities not less than 10 days prior to such Special Record Date. Payment of the principal of and interest on the Securities shall be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified, by mailing a check to each such Holder's registered address.

     This Note was issued on January __, 1997, in substitution of a note issued on September 30, 1996, with original issue discount ("OID") for federal income tax purposes. For each $1,000 principal amount of this Note, the issue price is $965.35 and the amount of OID is $34.65. The yield to maturity of this Note is 11.253%, compounded semi-annually.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Security may be declared due prior to its expressed maturity date, voluntary prepayments may be made hereon and certain prepayments are required to be made hereon, all in the events, on the terms and in the manner provided in the Indenture. Such prepayments include (i) certain required prepayments on September 30, 1998 and September 30, 1999 and upon the occurrence of certain events specified in the Indenture, and (ii) certain optional prepayments. The principal of this Security may not be prepaid prior to the expressed maturity date except as provided in the Indenture.

                                WORLDCORP, INC.



                                By:
                                     --------------------------------------
                                     Name:
                                     Title:


Section 204.  Form of Reverse of Security.
              ---------------------------

     This Security is one of a duly authorized issue of Securities of the Company designated as its 10.00% Senior Subordinated Notes due September 30, 2000 (herein called the "Securities"), limited in aggregate principal amount to $10,000,000, issued and to be issued under an Indenture, dated as of September 30, 1996 (herein called the "Indenture"), between the Company and Norwest Bank Minnesota, National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     In the event of prepayment of this Security in part only, a new Security or Securities for the unpaid portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The indebtedness evidenced by this Security is, in all respects, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. The Company shall not make any payment of principal or interest, as applicable, on the Securities while the Company is in default with respect to any Senior Indebtedness, except as provided in the Indenture.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, and, under certain limited circumstances, by the Company and the Trustee without the consent of the Holders. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange except as provided in the Indenture, and the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, except as provided in this Security, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture.


                               [ASSIGNMENT FORM]


If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to

--------------------------------------------------------------------------------
(Insert assignee's social security or tax ID number)
                                                    ----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Print or type assignee's name, address and zip code) and irrevocably appoint

--------------------------------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------
Date: _____________________       Your Signature:_______________________________
                                      (Sign exactly as your name appears on the face of this Security)

Signature Guarantee:________________________________

                                 ARTICLE THREE
                                 THE SECURITIES

Section 301.  Title and Terms.
              ---------------

          The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is limited to $10,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 1109 or 1203.

          The Securities shall be known and designated as the "10.00% Senior Subordinated Notes due September 30, 2000" of the Company. Their Stated Maturity shall be September 30, 2000 and they shall bear interest at the rate of 10.00% per annum, from the date of original issuance of Securities pursuant to this Indenture or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on March 31 and September 30, commencing March 31, 1997, until the principal thereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 15 or September 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date.

          The principal of and interest by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified, by mailing a check to each such Holder's registered address.

          The Securities shall be prepayable as provided in Article Eleven.

          The Securities shall be subject to sinking fund payments as provided in Article Twelve.

          The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen and shall be senior in right of payment to Subordinated Indebtedness as provided in Article Ten.

Section 302.  Denominations.
              -------------

          The Securities shall be issuable in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

Section 303.  Execution, Authentication, Delivery and Dating.
              ----------------------------------------------

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, any Vice Chairman, its President and Chief Executive Officer or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall either at one time or from time to time pursuant to such instructions as may be described therein authenticate and deliver such Securities as in this Indenture provided and not otherwise. Such Company Order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated, and shall certify that all conditions precedent to the issuance of such Securities contained in this Indenture have been complied with. The aggregate principal amount of Securities Outstanding at any time may not exceed the amount set forth in Section 301, except as provided in Section 306.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

Section 304.  Temporary Securities.
              --------------------

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

Section 305.  Registration, Registration of Transfer and Exchange.
              ---------------------------------------------------

          The Company shall cause to be kept at one of its offices or agencies maintained pursuant to Section 1002 a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Person responsible for the maintenance of the Security Register is referred to herein as the "Security Registrar." The Trustee is hereby initially appointed Security Registrar for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security at the office or agency in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, of any authorized denominations and of a like aggregate principal amount.

          At the option of the Holder, Securities may be exchanged for other Securities, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 1109, 1203 or not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of prepayment of Securities to be prepaid under Section 1105 or Section 1203 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for prepayment in whole or in part, except the unpaid portion of any Security being prepaid in part.

Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.
              ------------------------------------------------

          If any mutilated Security is surrendered to the Trustee, together with such other security or indemnity as may be reasonably required by the Trustee to save it harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security, subject to satisfaction of the foregoing conditions.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.  Payment of Interest; Interest Rights Preserved.
              ----------------------------------------------

     Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Payment of interest on the Securities shall be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified, by mailing a check to each such Holder's registered address.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder on such Date, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities

     (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.  Persons Deemed Owners.
              ---------------------

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309.  Cancellation.
              ------------

     All Securities surrendered for payment, prepayment, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary procedures and a certificate of disposition shall be delivered to the Company, unless, by a Company Order, the Company shall direct the canceled Securities be returned to it.

Section 310.  Computation of Interest.
              -----------------------

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                 ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

Section 401.  Satisfaction and Discharge of Indenture.
              ----------------------------------------

          This Indenture shall upon Company Request cease to be of further effect (except that the Company's obligations under Sections 607 and 402 hereof shall survive), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when (1) all Securities theretofore authenticated and delivered (other than (A) Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 306 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation;
(2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Section 402.  Application of Trust Money.
              --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE
                                    REMEDIES

Section 501.  Events of Default.
              -----------------

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or Article Thirteen or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) Default shall occur in the payment of interest on any Security when the same shall have become due and such default shall continue for more than 10 calendar days; or

          (2) Default shall occur in the making of any required prepayment on any of the Securities as provided in Section 1102 or sinking fund payment as provided in Section 1201 or in the making of any other payment of the principal of any Securities at the Stated Maturity; or

          (3) Default shall be made in the payment of the principal of or interest or premium on Indebtedness of the Company and its Subsidiaries aggregating in excess of $5.0 million, as and when the same shall become due and payable by the lapse of time, by declaration of acceleration, by call for redemption or otherwise, and such default shall continue beyond the period of grace, if any, allowed with respect thereto unless such default is being contested in good faith by appropriate actions or proceedings; or

          (4) Default shall occur in the observance or performance of any other covenant of this Indenture which is not remedied within 30 calendar days after the Company has received written notice thereof; or

          (5) Any representation or warranty made by the Company herein, or made by the Company in any statement or certificate furnished by the Company in connection with the consummation of the issuance and delivery of the Securities or furnished by the Company pursuant hereto, is untrue in any material respect as of the date of the issuance or making thereof; or

          (6) Any judgment, writ or warrant of attachment or any similar process in an aggregate amount in excess of $5.0 million shall be entered or filed against the Company or any Subsidiary or against any property or assets of either and remain unpaid, unvacated, unbonded or unstayed (through appeal or otherwise) for a period of 60 days after the date of entry or filing thereof; or

          (7) The Company or any Subsidiary shall:

              (A) generally not pay its debts as they become due or admit in writing its inability to pay its debts generally as they become due;

              (B) file a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Federal Bankruptcy Code, or any similar applicable bankruptcy or insolvency law, as now or in the future amended (herein collectively called "Bankruptcy Laws"), or an answer or other pleading admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in relief provided for under the Bankruptcy Laws;

              (C) make an assignment of all or a substantial part of its property for the benefit of its creditors;

              (D) seek or consent to or acquiesce in the appointment of a receiver, liquidator, custodian or trustee of it or for all or a substantial part of its property;

              (E) be subject to the entry of a court order, which shall not be vacated, set aside or stayed within 45 days from the date of entry, appointing a receiver, liquidator, custodian or trustee of it or for all or a substantial part of its property;

              (F) be subject to the institution against it of bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings pursuant to the Bankruptcy Laws or any other proceedings for judicial modification or alteration of the rights of creditors, which proceedings are not dismissed within 60 days after such institution or which otherwise result in the Company or such Subsidiary being finally adjudicated a bankrupt or insolvent; or

              (G) be subject to the assumption of custody or sequestration by a court of competent jurisdiction of all or a substantial part of its property, which custody or sequestration shall not be suspended or terminated within 60 days from its inception.

Section 502.  Acceleration of Maturity; Rescission and Annulment.
              --------------------------------------------------

          When any Event of Default described in paragraph (1) or (2) of Section 501 has occurred and is continuing, any holder of any Security may, and when any Event of Default described in paragraphs (3) through (6), both inclusive, of said Section 501 has occurred and is continuing, the Holder or Holders of a majority in aggregate principal amount of the Securities at the time outstanding may, by notice in writing, declare the entire principal and all interest accrued on all Securities, to be, and all Securities shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. When any Event of Default described in paragraph (7) of Section 501 has occurred and is continuing, all of the Securities, and all interest accrued thereon, shall automatically become forthwith due and payable, without any presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon the Securities becoming due and payable as a result of any Event of Default as aforesaid, the Company will forthwith pay to the Holders of the Securities the entire principal of, and interest accrued on, the Securities. No course of dealing on the part of any holder of Securities, nor any delay or failure on the part of any holder of Securities to exercise any of its rights, shall operate as a waiver of such rights or otherwise prejudice such holder's rights, powers and remedies. The Company further agrees to pay to the Holder or Holders of the Securities all costs and expenses incurred by them in the collection or enforcement of any Securities upon any default hereunder or thereon, including reasonable compensation to such Holder's or Holders' attorneys for all services rendered in connection therewith.

     The provisions of this Section 502 are subject to the condition that if the principal of and accrued interest on all or any outstanding Securities have been declared immediately due and payable by reason of the occurrence of any Event of Default, the Holders of a majority in aggregate principal amount of the Securities then outstanding may within 90 days of the Securities becoming due and payable, by written instrument filed with the Company, rescind and annul such declaration and the consequences thereof, provided that at the time such declaration is annulled and rescinded:

     (1) no judgment or decree has been entered for the payment of any monies due pursuant to the Securities or this Indenture;

     (2) all arrears of interest upon all the Securities and all other sums payable under the Securities and under this Indenture (except any principal or interest on the Securities that has become due and payable solely by reason of such declaration under this Section 502) shall have been duly paid;

     (3) each and every default and Event of Default shall have been made good, cured or waived pursuant to Section 513;

and provided further, that no such rescission and annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereto.

Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.
              ---------------------------------------------------------------

     The Company covenants that if,

              (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 10 calendar days, or

              (2) default is made in the payment of the principal of any Security at the Maturity thereof, or

              (3) default is made in the payment of any mandatory prepayment required pursuant to Section 1102 when due, or

              (4) default is made in the payment of any sinking fund payment required pursuant to Section 1201 when due,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate or rates prescribed therefor in such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may, but shall not be obligated to, institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If any event referred to in Section 503(1) through (4) with respect to Securities or any other Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.  Trustee May File Proofs of Claim.
              --------------------------------

     In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditors' committee.

Section 505.  Trustee May Enforce Claims Without Possession of Securities.
              -----------------------------------------------------------

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.  Application of Money Collected.
              ------------------------------

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

              FIRST: To the payment of all amounts due the Trustee under
     Section 607;

              SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

              THIRD: The balance, if any, to the Company or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

Section 507.  Limitation on Suits.
              -------------------

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

              (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities;

              (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

              (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

              (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508.  Unconditional Right of Holders to Receive Principal and Interest.
              ----------------------------------------------------------------

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security.

Section 509.  Restoration of Rights and Remedies.
              ----------------------------------

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.  Rights and Remedies Cumulative.
              ------------------------------

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.  Delay or Omission Not Waiver.
              ----------------------------

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.  Control by Holders.
              ------------------

     The Holders of at least a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities, provided that:

              (1) such direction shall not be in conflict with any rule of law or with this Indenture, expose the Trustee to personal liability or be unduly prejudicial to Holders not joining therein, and

              (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513.  Waiver of Past Defaults.
              -----------------------

     By Act delivered to the Company and the Trustee, the Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder with respect to such Securities and its consequences, except a default:

              (1) in the payment of the principal of or interest on any Security, or

              (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, that unless such consent of the holders of a majority in principal amount of the Outstanding Securities shall have been obtained prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be canceled and of no further effect.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.  Undertaking for Costs.
              ---------------------

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee, by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the Stated Maturity expressed in such Security (or, in the case of prepayment on or after the Prepayment Date).

Section 515.  Waiver of Stay or Extension or Usury Laws.
              -----------------------------------------

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX
                                  THE TRUSTEE

Section 601.  Certain Duties and Responsibilities.
              -----------------------------------

     (a)      Except during the continuance of an Event of Default,

              (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

              (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision of this Indenture are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

              (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

              (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

              (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

              (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.  Notice of Defaults.
              ------------------

     Within 90 days after the occurrence of any default hereunder with respect to Securities, the Trustee shall transmit by mail to all Holders of Securities, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal or interest or in the payment of any prepayments required hereunder or in the payment of any sinking fund payment on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee of the board of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities. For the purpose of this Section, the term "default" means any event
                                                        -------
which is, or after notice or lapse of time or both would become, an Event of Default.

Section 603.  Certain Rights of Trustee.
              -------------------------

     Subject to the provisions of Section 601:

              (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

              (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

              (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

              (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

              (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

              (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 604.  Not Responsible for Recitals or Issuance of Securities.
              ------------------------------------------------------

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605.  May Hold Securities.
              -------------------

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.  Money Held in Trust.
              -------------------

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607.  Compensation and Reimbursement.
              ------------------------------

     The Company agrees:

              (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

              (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

Section 608.  Disqualification; Conflicting Interests.
              ---------------------------------------

     If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310 of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609.  Corporate Trustee Required; Eligibility.
              ---------------------------------------

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.  Resignation and Removal; Appointment of Successor.
              -------------------------------------------------

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     (b) The Trustee may resign at any time with respect to the Securities by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

     (c) The Trustee may be removed at any time with respect to the Securities by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Trustee and to the Company.

     (d)      If at any time:

              (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

              (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

              (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to any or all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to any or all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities and each appointment of a successor Trustee with respect to the Securities to all Holders of Securities in the manner provided in Section 106. Each notice of appointment shall include the name of the successor Trustee with respect to the Securities and the address of its Corporate Trust Office.

Section 611.  Acceptance of Appointment by Successor.
              --------------------------------------

     (a) In case of the appointment hereunder of a successor Trustee with respect to the Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 607.

     (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section.

     (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.  Merger, Conversion, Consolidation or Succession to Business.
              -----------------------------------------------------------

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.  Preferential Collection of Claims Against Company.
              -------------------------------------------------

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act regarding the collection of such claims against the Company (or any such other obligor). A Trustee that has resigned or been removed shall be subject to and comply with said Section 311 to the extent required thereby.

Section 614.  Appointment of Authenticating Agent.
              -----------------------------------

     The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities (which may be an Affiliate of the Company) which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon registration of transfer or exchange or partial prepayment thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business and in good standing under the laws of the United States of America, any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of no less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent for the Securities may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee for any Securities may at any time terminate the agency of an Authenticating Agent for such Securities by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment thereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     Except with respect to an Authenticating Agent appointed at the request of the Company, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, pursuant to the provisions of Section 607.

     If an appointment with respect to the Securities is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities described therein referred to in the within-mentioned Indenture.

                              Norwest Bank Minnesota, National Association, as Trustee



                              By
                                ---------------------------------
                                     As Authenticating Agent


                              By
                                ---------------------------------
                                      Authorized Officer


                                 ARTICLE SEVEN
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.  Company to Furnish Trustee Names and Addresses of Holders.
              ---------------------------------------------------------

     The Company will furnish or cause to be furnished to the Trustee:

          (a) semiannually, not more than 15 days after each Regular Record Date, a list, in such form as such Trustee may reasonably require, of the names and addresses of the Holders of the Securities as of such date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee is Security Registrar, no such list shall be required.

Section 702.  Preservation of Information; Communications to Holders.
              ------------------------------------------------------

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

Section 703.  Reports by Trustee.
              ------------------

     (a) Within 60 days after January 15 of each year, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act if and to the extent and in the manner provided pursuant thereto.

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 704.  Reports by Company.
              ------------------

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports to the Trustee is for informational purposes only and the Trustee's receipt of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                 ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.  Company May Consolidate, Etc., Only on Certain Terms.
              ----------------------------------------------------

     (a) The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee the due and punctual payment of the principal of and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     (b) For purposes of this Section, any Indebtedness that becomes an obligation of the Company or any Subsidiary as a result of such transaction shall be treated as having been incurred by the Company or such Subsidiary at the time of such transaction.

Section 802.  Successor Substituted.
              ---------------------

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities. In the case of a lease, the predecessor Person shall not be released from its obligations to pay the principal of and interest on the Securities. All Securities issued by the successor Person shall in all respects have the same legal priority as the Securities theretofore or thereafter authenticated, issued and delivered in accordance with the terms of this Indenture.


                                  ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

Section 901.  Supplemental Indentures Without Consent of Holders.
              --------------------------------------------------

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of the Securities or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default for the benefit of the Holders of the Securities; or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

          (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (6) to add or change or eliminate any provisions of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act; or

          (7) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (7) shall not adversely affect the interests of the Holders of Securities in any material respect.

Section 902.  Supplemental Indentures With Consent of Holders.
              -----------------------------------------------

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon upon the prepayment thereof, or change the method of determination of interest thereon, or change any provisions with respect to prepayments pursuant to Article Eleven or sinking fund payments pursuant to Article Twelve, or change any Place of Payment where, or the coin or currency in which, any Security or impair the right to institute suit for the enforcement of any such payment or the provisions of this Indenture with respect to the subordination of the Securities, in a manner adverse to the Holders, or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section, Section 513 or
     Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1008, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(7).

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.  Execution of Supplemental Indentures.
              ------------------------------------

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.  Effect of Supplemental Indentures.
              ---------------------------------

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.  Conformity with Trust Indenture Act.
              -----------------------------------

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906.  Reference in Securities to Supplemental Indentures.
              --------------------------------------------------

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

Section 907.  Notice of Supplemental Indentures.
              ---------------------------------

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice to all Holders of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section
106. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

Section 908.  Subordination Unimpaired.
              ------------------------

     No supplemental indenture executed pursuant to this Article shall directly or indirectly modify the provisions of Article Thirteen in any manner that might alter the subordination of the Securities.


                                  ARTICLE TEN
                                   COVENANTS

Section 1001.  Payment of Principal and Interest.
               ---------------------------------

     The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture. An installment of principal or interest shall be considered paid on the date it is due if the Holders of the Securities receive the money sufficient to pay the installment. The Company shall pay interest on overdue principal at the rate of 12.00% per annum; it shall pay interest, including post-petition interest in the event of a proceeding under the Bankruptcy Laws, on overdue installments of interest at the same rate to the extent lawful.

Section 1002.  Company Existence; Maintenance of Office or Agency.
               --------------------------------------------------

     Subject to this Section 1002, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each Subsidiary in accordance with the respective organizational documents of each Subsidiary and the rights (statutory and other), licenses and franchises of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate existence of any Subsidiary, if the Board of Directors shall determine in good faith (i) such preservation or existence is not material to the conduct of business of the Company and (ii) the loss of such right, license or franchise or the dissolution of such Subsidiary does not have and is not likely to have a material adverse impact on the Holders.

Section 1003.  Money for Securities Payments to Be Held in Trust.
               -------------------------------------------------

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of any of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for the Securities, it will, prior to each due date of any of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

     The Company will cause each Paying Agent for the Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee written notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest on the Securities; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the

Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the Wall Street Journal or New York Times and an Authorized Newspaper in the Borough of Manhattan in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.  Limitation on Dividends and Other Distributions.
               -----------------------------------------------

     The Company shall not declare or pay any dividend or make any distribution on or in respect of any of its capital stock or to its stockholders (other than dividends or distributions payable solely in its capital stock) or purchase, redeem or otherwise acquire or retire for value any capital stock or any warrants, rights or options (including any securities convertible into or exercisable or exchangeable for such capital stock, but not including the Securities or the Warrants) of the Company or any Subsidiary, provided, however, that unless a default or an Event of Default has occurred and is continuing, such provisions shall not prevent (i) the retirement of any shares of the Company's capital stock by exchange for, or out of the proceeds of, the substantially concurrent sale of other shares of its capital stock, (ii) the purchase, redemption, retirement or other acquisition for value, at any time, of the Common Stock using $25.0 million in cash and up to 650,000 shares of Common Stock using shares of common stock of World Airways, $.001 par value per share, of which the Company is the owner or (iii) any prepayment of the Securities pursuant to the terms thereof; provided, further, that such provisions shall not prevent the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment complied with the provisions of this limitation on dividends. The Company shall also be able to repurchase, redeem, retire or otherwise acquire for value up to $5.0 million of additional shares of Common Stock for every $15.0 million increase in Asset Value at such time compared to the Asset Value as of September 12, 1996.

Section 1005.  Stock Repurchases.
               -----------------

     Each Subsidiary shall be permitted to, directly or indirectly, repurchase, redeem, retire or otherwise acquire for value any of its shares of capital stock of any class or any warrants, rights, options to purchase or acquire any shares of its capital stock.

Section 1006.  Senior Indebtedness.
               -------------------

     The Company agrees that Senior Indebtedness shall not exceed $50.0 million.

Section 1007.  Subordination.
               -------------

     The Company shall cause all future Subordinated Indebtedness to be subordinated to the Securities in the same manner, on the same terms and to the same extent as the Securities are subordinated to Senior Indebtedness pursuant to Article Thirteen hereof, and the Company shall include such terms in any agreement, note or instrument evidencing such future Subordinated Indebtedness.

Section 1008.  Statement as to Compliance.
               --------------------------

     (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 102, signed by the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company, stating as to each signer thereof, that

          (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

          (2) whether the officer knows of any defaults by the Company under this Indenture throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

     (b) The Company will deliver to the Trustee, within 30 days after the end of each fiscal quarter of the Company, a written statement, which need not comply with Section 102, signed by the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller and the Company, stating, as to each signer thereof, that the Company is in compliance with Section 1006 and that no prepayment of the Notes is required under Section 1102 hereof.


                                 ARTICLE ELEVEN
                            PREPAYMENT OF SECURITIES

Section 1101.  Optional Prepayment.
               -------------------

     The Securities may be prepaid at the election of the Company, in whole or from time to time in part (in units of at least $250,000) at par, together with accrued interest, to the Prepayment Date.

Section 1102.  Mandatory Prepayment.
               --------------------

     If the Asset Value at the end of any fiscal quarter of the Company is less than $70.0 million, then the Company shall prepay 50% of each of the Outstanding Securities within 60 days of the end of such fiscal quarter. If the Asset Value at the end of any fiscal quarter of the Company is less than $50.0 million, then the Company shall prepay all of the Outstanding Securities within 60 days of the end of such fiscal quarter.

     If the Company sells any shares of common stock of InteliData Technologies Corporation, as successor to US Order, Inc., 20% of the net proceeds (i.e., gross proceeds less direct costs associated with such sales) or 20% of the net proceeds of each installment if such sale is by installment received by the Company upon such sale will be used to prepay the Outstanding Securities (rounded down to the lowest penny which is divisible pro rata into the Outstanding Securities) within 30 days or 30 days from an installment payment if such sale is by installment. Upon written request by the Trustee, the Company shall provide the Trustee with reasonable documentation of such sale within five business days of the Company's receipt of such request.

Section 1103.  Applicability of Article.
               ------------------------

     Prepayment of Securities as permitted by any provision of this Indenture shall be made in accordance with such provision and this Article.

Section 1104.  Election to Prepay; Notice to Trustee.
               -------------------------------------

     The election of the Company to prepay any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any prepayment at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Prepayment Date fixed by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of such Prepayment Date and of the principal amount of Securities to be prepaid. In case of any prepayment at the election of the Company of all of the Securities, the Company shall, at least 45 days prior to the Prepayment Date fixed by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of such Prepayment Date.

Section 1105.  Selection by Trustee of Securities to be Prepaid.
               ------------------------------------------------

     If less than all the Securities are to be prepaid pursuant to Section 1101, the Securities to be prepaid shall be prepaid from the Outstanding Securities not previously called for prepayment pursuant to Section 1101, pro rata, and the Trustee may provide for the selection for prepayment of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

     The Trustee shall promptly notify the Company and the Security Registrar in writing of the principal amount of the Securities to be prepaid.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the prepayment of Securities shall relate, in the case of any Securities prepaid or to be prepaid only in part, to the portion of the principal amount of such Securities which has been or is to be prepaid.


Section 1106.  Notice of Prepayment.
               --------------------

     Notice of prepayment shall be given by first-class mail, postage prepaid, mailed not less than 10 business days prior to the Prepayment Date, to the Trustee and to each Holder of Securities, at his address appearing in the Security Register.

     All notices of prepayment shall state:

               (a)  the Prepayment Date,

               (b) if less than all the Outstanding Securities are to be prepaid, the principal amounts of the Securities to be prepaid,

               (c) that on the Prepayment Date the principal amount of the Securities to be prepaid will become due and payable upon each such Security to be prepaid and that (unless the Company shall default in payment of such principal amounts) interest thereon will cease to accrue on and after said date,

               (d) the place or places where such Securities are to be surrendered for payment of the principal amounts to be prepaid, and

               (e) that the prepayment is for a sinking fund payment, if such is the case.

     Notice of prepayment of Securities to be prepaid at the election of the Company shall be given by the Company or, at the Company's request received by the Trustee at least 45 days prior to the Prepayment Date, by the Trustee in the name and at the expense of the Company.

Section 1107.  Deposit of Prepayment Price.
               ---------------------------

     At or prior to 9:00 a.m. (New York City time) on any Prepayment Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds sufficient to pay the principal amounts to be prepaid, and (except if the Prepayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be prepaid on that date.

Section 1108.  Securities Payable on Prepayment Date.
               -------------------------------------

     Notice of prepayment having been given as aforesaid, the Securities so to be prepaid shall, on the Prepayment Date, become due and payable in the principal amounts to be prepaid therein specified, and from and after such date (unless the Company shall default in the payment of the principal amounts to be prepaid and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for prepayment in accordance with said notice, such Security shall be paid by the Company in the principal amounts to be prepaid, together with accrued interest to the Prepayment Date; provided, however, that installments of interest whose Maturity is on or prior to the Prepayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Security called for prepayment shall not be so paid upon surrender thereof for prepayment, the principal shall, until paid, bear interest from the Prepayment Date at the rate borne by the Security.

Section 1109.  Securities Prepaid in Part.
               --------------------------

     Any Security which is to be prepaid only in part shall be surrendered at an office or agency of the Company maintained for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unpaid portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE
                                  SINKING FUND

Section 1201.  Sinking Fund.
               ------------

     The Company shall prepay pursuant to a sinking fund and there shall become due and payable 20% of the outstanding principal amount of the Outstanding Securities, or such lesser amount as would constitute payment in full of the Outstanding Securities on such date, on September 30, 1998 and September 30, 1999. No premium shall be payable in connection with any such sinking fund payment.

Section 1202.  Satisfaction of Sinking Fund Payments with Securities.
               -----------------------------------------------------

     The Company (1) may deliver Outstanding Securities (other than any previously called for prepayment or any sinking fund payment) and (2) may apply as a credit Securities that have been prepaid at the election of the Company (but not pursuant to Section 1102) pursuant to the terms of such Securities in satisfaction of all or any part of any sinking fund payment with respect to the Securities required to be made; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee for prepayment through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.  Prepayment of Securities for Sinking Fund.
               ------------------------------------------

     Not less than 60 days prior to each sinking fund payment date for the Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment pursuant to
Section 1201, the portion thereof, if any, that is to be satisfied by payment of cash and the portion thereof, if any, that is to be satisfied by delivering and crediting Securities pursuant to Section 1202 and the basis for such credit and will also deliver to the Trustee any Securities to be so delivered that have not theretofore been delivered to the Trustee. Not less than 30 days before each such sinking fund payment date, the Trustee shall cause notice of the prepayment thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1106. Such notice having been duly given, the prepayment of such Securities shall be made upon the terms and in the manner stated in Sections 1107, 1108 and 1109.


                                ARTICLE THIRTEEN
                          SUBORDINATION OF SECURITIES

Section 1301.  Securities Subordinate to Senior Indebtedness.
               ---------------------------------------------

     The Company covenants and agrees that anything in this Agreement or the Securities to the contrary notwithstanding, the indebtedness evidenced by the Securities is subordinate and junior in right of payment to all Senior Indebtedness to the extent provided herein, and each holder of Securities, by his acceptance thereof, likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof. Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness or extension or renewal of the Senior Indebtedness, as long as such indebtedness, notwithstanding any such amendment, modification or waiver, continues to meet the definition of Senior Indebtedness.

     In the event that the Company shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Indebtedness or any trustee therefor or representative thereof, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of or interest on any of the Securities, or in respect of any prepayment, retirement, purchase or other acquisition of any of the Securities.

     In the event of:

          (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property,

          (b) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

          (c) any assignment by the Company for the benefit of creditors, or

          (d) any other marshalling of the assets of the Company,

all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereof accruing after the commencement of any such proceedings) shall have been paid in full.
In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the holders of the Securities, together with the holders of any obligations of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of and interest on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Securities and such other obligations.

     In the event that, notwithstanding the foregoing, any payment or distribution of any character, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), or any Security shall be received by any Holder in contravention of any of the terms hereof, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

     No present or future holder of any Senior Indebtedness shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Securities by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and the Holders of Securities, the obligation of the Company to pay to such Holders the principal of and interest on such Securities or prevent any Holder or the Trustee from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a default or Event of Default hereunder, all subject to the rights of the holders of the Senior Indebtedness to receive cash, securities or other property otherwise payable or deliverable to the Holders.

     Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness, the Holders of Securities shall be subrogated to all rights of any holders of Senior Indebtedness to receive any further payments or distributions applicable to the Senior Indebtedness until the indebtedness evidenced by the Securities shall have been paid in full, and such payments or distributions received by such holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Indebtedness, shall, as between the Company and its creditors other than the holders of Senior Indebtedness, on the one hand, and such holders, on the other hand, be deemed to be a payment by the Company on account of Senior Indebtedness, and not on account of the Securities.

     The provisions of this Section 1301 shall not impair any right, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Agreement.

     The securing of any obligations of the Company, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

Section 1302.  Trustee and Holders of Securities May Rely on Certificate of
               ------------------------------------------------------------
               Liquidating Agent; Trustee May Require Further Evidence as to
               -------------------------------------------------------------
               Ownership of Senior Indebtedness; Trustee Not Fiduciary to
               ----------------------------------------------------------
               Holders of Senior Indebtedness.
               ------------------------------

     Upon any payment or distribution of assets of the Company referred to in this Article Thirteen, the Trustee and the Holders shall be entitled to rely upon an order or decree made by any court of competent jurisdiction in which a dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen. In the absence of any such bankruptcy trustee, receiver, assignee or other Person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payments or distributions pursuant to this Article Thirteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article Thirteen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Thirteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 601, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall in good faith pay over or deliver to Holders of Securities, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Thirteen or otherwise.

Section 1303.  Payment Permitted If No Default.
               -------------------------------

     Nothing contained in this Article Thirteen or elsewhere in this Indenture, or in any of the Securities, shall prevent (a) the Company at any time, except during the pendency of any dissolution, winding up, liquidation or reorganization proceedings referred to in, or under the conditions described in,
Section 1301, from making payments of the principal of or interest on the Securities or (b) the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to payments of the principal of or interest on the Securities, if the Trustee, such Paying Agent or Exchange Agent, as the case may be, did not have the written notice provided for in Section 1304 by the times referred to therein of any event prohibiting the making of such deposit or exchange, and the Trustee, any Paying Agent or Exchange Agent shall not be affected by any notice to the contrary received by it on or after such times.

Section 1304.  Trustee Not Charged with Knowledge of Prohibition.
               -------------------------------------------------

     Anything in this Article Thirteen or elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment of money to or by the Trustee and shall be entitled conclusively to assume that no such facts exist and that no event specified in Section 1301 has happened, until the Trustee shall have received an Officers' Certificate to that effect or notice in writing to that effect signed by or on behalf of the holder or holders, or their representatives, of Senior Indebtedness who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or holders or representatives or from any trustee under any indenture pursuant to which such Senior Indebtedness shall be outstanding; provided, however, that, if prior to the third Business Day preceding the date upon which by the terms hereof any money becomes payable for any purpose (including, without limitation, the payment of either the principal of or interest on any Security), or in the event of the execution of an instrument pursuant to Section 401 acknowledging satisfaction and discharge of this Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee or any Paying Agent shall not have received with respect to such money the Officers' Certificate or notice provided for in this
Section 1304, then, anything herein contained to the contrary notwithstanding, the Trustee or such Paying Agent shall have full power and authority to receive such money and apply the same to the purpose for which they were received and shall not be affected by the notice to the contrary which may be received by it on or after such date. The Company shall give prompt written notice to the Trustee and to the Paying Agent of any facts that would prohibit the payment of money to or by the Trustee or any Paying Agent.

Section 1305.  Trustee to Effectuate Subordination.
               -----------------------------------

     Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder and holders of Senior Indebtedness as provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

Section 1306.  Rights of Trustee as Holder of Senior Indebtedness.
               --------------------------------------------------

     The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness that may at the time be held by it, to the same extent as any other holder of

Senior Indebtedness; provided, however, that nothing in this Indenture shall deprive the Trustee of any of its rights as such holder; and provided, further, that nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

Section 1307.  Article Applicable to Paying Agents.
               -----------------------------------

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1304 and 1306 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.


                                ARTICLE FOURTEEN
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

Section 1401.  Immunity of Incorporators, Stockholders, Officers and Directors.
               ---------------------------------------------------------------

     No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                                     * * *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[SEAL]                            WORLDCORP, INC.



                                  By:
                                      ------------------------------------------
                                      T. Coleman Andrews, III
                                      President and Chief Executive Officer

Attest:



---------------------------
Andrew M. Paalborg
Secretary



[SEAL]                            NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION



                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


Attest:



---------------------------

Commonwealth of Virginia
                    SS:
City of Herndon

     On the ____ day of January, 1997 before me personally came T. Coleman Andrews, III, to me known, who, being by me duly sworn, did depose and say that he is President and Chief Executive Office, of WORLDCORP, INC., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



[SEAL]
                                       ------------------------------
                                       Notary Public



State of
         ---------------
                         SS:
County of
          --------------
     On the _________ day of January, 1997, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he is ___________________________ of Norwest Bank Minnesota, National Association, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



[SEAL]
                                       ------------------------------
                                       Notary Public